LIBERTY FREEDOM FUND LOGO








                               Semi-Annual Report

                              For the period ended
                                November 30, 1998

                              LIBERTY FREEDOM FUND


January 26, 1999



Dear Fellow Shareholder:

We are pleased to report on the investment performance and continuing growth of the Liberty Freedom Fund through the end of November 1998. From its opening on June 29, 1998 through November 30, 1998, the fund gained 2.60% (not reflecting a sales load) and (0.96%) (reflecting the sales load) while its assets grew to $2.8 million.

The stock market during 1998 was unusually strong, but volatile. The very largest stocks in the S&P 500 index, such as Microsoft and General Electric, have performed extremely well while the larger set of relatively smaller stocks have experienced only a fraction of the S&P 500 index's gain. Additionally, there is an unprecedented disparity between the performance of "growth" and "value" stocks. Specifically, the S&P/Barra Value index, which measures the performance of the roughly lower half-in terms of value, based on price-to-book ratios-of the S&P 500 stocks, lost 1.50% from June 29 through November 30. In comparison, the S&P/Barra Growth index gained 6.8%.

With respect to volatility, the stock market reached a record high on July 17, 1998, but the months that followed include a nearly 20% market decline followed by a substantial recovery. You will be pleased to know that the characteristics we require of our stock selections-for example, lower price-to-earnings ratios and higher dividend yields than those of the average stock-resulted in our strongly outperforming the market during its sharp pullback. As a result, from June 29 to September 30, 1998, the Fund suffered a loss of 8.30% as compared to a loss of 10.3% in the S&P 500, a loss of 13.2% in the S&P/Barra Value and a loss of 7.7% in the S&P/Barra Growth.

The market's recent drop reminds us that all investments assume risk, including ours. However, our strategies are designed specifically to minimize risk. First, we select stocks only from those comprising the S&P 500 index, consequently limiting our portfolios to, for all practical purposes, the very largest publicly-owned companies. We then take steps to eliminate those companies we consider over-leveraged (that is, we believe debt represents too large a portion of total corporate financing). A resulting portfolio should, as a consequence, have a risk profile more favorable than that of the S&P 500 itself. Finally, we absolutely require that our companies pay dividends.

Thank you kindly for allowing us to serve you. We will continue extending our best efforts to help you achieve your long-term investment goals.

Cordially,

/s/ Greg St. Etienne

Greg St. Etienne
Advisor



The Fund's total return from inception on June 29, 1998 through December 31, 1998 was 2.72% (not reflecting a sales load) and -.084% (reflecting the sales load). The total returns of the S&P 500 Index, the S&P Barra Value Index, and the S&P Barra Growth Index from the Fund's inception date at June 29, 1998 through December 31, 1998 were 9.35%, 2.27% and 15.51%, respectively.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

The S&P Barra Growth Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with higher price-to-book ratios.

Results shown are past performance which should not be considered predictive of future performance. The value of the Fund's shares will fluctuate so that when you sell your shares, they may be worth more or less than you paid for them resulting in either a gain or a loss. Shares of the Fund are not bank deposits and are not insured by the FDIC or any other agency. Shares of the Fund are distributed by First Fund Distributors, Inc. Member NASD.

                              LIBERTY FREEDOM FUND


SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Shares  COMMON STOCKS: 95.98%                                       Market Value
--------------------------------------------------------------------------------
        Automobiles: 5.24%
2,100   General Motors Corporation..............................       $ 147,000
                                                                       ---------
        Banks - Major Regional: 2.81%
1,539   Bank One Corporation....................................          78,970
                                                                       ---------
        Banks - Money Center: 2.67%
  700   J.P. Morgan & Co., Incorporated.........................          74,813
                                                                       ---------
        Chemicals: 6.97%
  700   The Dow Chemical Company................................          68,162
2,850   Union Carbide Corporation...............................         127,538
                                                                       ---------
                                                                         195,700
                                                                       ---------
        Communications Equipment: 2.37%
1,750   Harris Corporation......................................          66,391
                                                                       ---------
        Electric Companies: 5.69%
1,500   American Electric Power Company, Inc....................          69,563
3,050   The Southern Company....................................          89,975
                                                                       ---------
                                                                         159,538
                                                                       ---------
        Electrical Equipment: 5.84%
1,100   Honeywell, Inc..........................................          87,931
1,550   Rockwell International Corporation*.....................          75,853
                                                                       ---------
                                                                         163,784
                                                                       ---------
        Electronics - Defense: 3.12%
1,600   Raytheon Co., Class A*..................................          87,500
                                                                       ---------
        Electronics - Semiconductors: 4.76%
1,750   Texas Instruments, Incorporated.........................         133,656
                                                                       ---------
        Engineering and Construction: 3.28%
2,150   Fluor Corporation.......................................          92,047
                                                                       ---------

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
         Insurance - Multi-Line: 7.13%
1,400   CIGNA Corporation.......................................       $ 108,938
1,650   The Hartford Financial Services Group, Inc..............          91,059
                                                                       ---------
                                                                         199,997
                                                                       ---------
        Manufacturing - Diversified: 4.15%
1,450   Minnesota Mining and Manufacturing Company..............         116,453
                                                                       ---------
        Oil - Domestic Integrated: 2.01%
  850   Atlantic Richfield Company..............................          56,525
                                                                       ---------
        Oil - International Integrated: 13.82%
1,750   Amoco Corporation.......................................         103,141
  900   Chevron Corporation.....................................          75,263
1,700   Exxon Corporation.......................................         127,606
  950   Mobil Corporation.......................................          81,878
                                                                       ---------
                                                                         387,888
                                                                       ---------
        Paper and Forest Products: 4.26%
2,750   International Paper Company.............................         119,453
                                                                       ---------
        Photography/Imaging: 3.88%
1,500   Eastman Kodak Company...................................         108,844
                                                                       ---------
        Railroads: 2.76%
2,550   Norfolk Southern Corporation............................          77,456
                                                                       ---------
        Restaurants: 4.12%
1,650   McDonald's Corporation..................................         115,603
                                                                       ---------
        Retail - Specialty / Apparel: 3.15%
3,050   The Limited, Inc........................................          88,259
                                                                       ---------
        Telecommunications - Long Distance: 2.78%
1,250   AT&T Corp...............................................          77,890
                                                                       ---------
        Tobacco: 5.18%
2,600   Philip Morris Companies, Inc............................         145,437
                                                                       ---------

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
       Total common stocks (cost $2,579,828)...................       2,693,204
                                                                      ---------

Principal Amount     SHORT-TERM INVESTMENTS: 2.39%
--------------------------------------------------------------------------------
   $67,101       Star Treasury Fund ..............................   $    67,101
                                                                     -----------
                 Total Investments in Securities
                   (cost $2,646,929): 98.37%......................     2,760,305
                 Other Assets less Liabilities: 1.63%.............        45,763
                                                                     -----------
                 TOTAL NET ASSETS: 100.00% .......................   $ 2,806,068
                                                                     ===========

* Non-income producing securities.

+ At November 30, 1998, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

                 Gross unrealized appreciation ...................    $  169,205
                 Gross unrealized depreciation ...................        55,829
                                                                     -----------
                    Net unrealized appreciation ..................    $  113,376
                                                                      ==========

                              LIBERTY FREEDOM FUND

STATEMENT OF ASSETS AND LIABILITIES AT NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (identified
   cost of $2,646,929) ........................................     $ 2,760,306
  Receivables
    Due from Advisor ..........................................           5,735
    Fund shares sold ..........................................          14,468
    Dividends and interest ....................................          11,188
  Deferred Organization Cost ..................................          36,646
  Prepaid expenses ............................................           8,741
                                                                    -----------
       Total assets ...........................................       2,837,084
                                                                    -----------
LIABILITIES:
  Payables
    Administration fees .......................................           2,466
  Accrued expenses ............................................          28,550
                                                                    -----------
       Total liabilities ......................................          31,016

NET ASSETS ....................................................     $ 2,806,068
                                                                    ===========

Class A - Net asset value and redemption price per share
($2,806,068/273,563 shares outstanding: unlimited number
of shares (par value $0.01) authorized) .......................     $     10.26
                                                                    ===========

Class A - Maximum offering price per share ....................     $     10.63
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................       2,690,576
  Accumulated net investment income ...........................           7,352
  Accumulated net realized loss on investments ................          (5,236)
  Net unrealized appreciation on investments ..................         113,376
                                                                    -----------
       Net assets .............................................     $ 2,806,068
                                                                    ===========

See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

STATEMENT OF OPERATIONS - For the Period from June 29, 1998 through November 30, 1998 (Unaudited)

INVESTMENT INCOME
  Income
    Dividends ...................................................     $  24,373
    Interest ....................................................         3,178
                                                                      ---------
      Total income ..............................................        27,551
                                                                      ---------
  Expenses
    Administration fees .........................................        12,575
    Custodian and accounting fees ...............................         9,659
    Professional fees ...........................................         8,518
    Advisory fees ...............................................         8,163
    Transfer agent fees .........................................         7,126
    Reports to shareholders .....................................         5,031
    Distribution fees (Class A) .................................         4,802
    Amortization of deferred organization costs .................         3,354
    Registration fees ...........................................         3,973
    Shareholder servicing fees (Class A) ........................         2,401
    Trustees' fees ..............................................         2,021
    Other .......................................................         1,467
    Insurance expense ...........................................           861
                                                                      ---------
      Total expenses ............................................        69,951
      Less: advisory fee waiver and absorption ..................       (49,752)
                                                                      ---------
      Net expenses ..............................................        20,199
        NET INVESTMENT INCOME ...................................         7,352
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss from security transactions ..................        (5,236)
  Net change in unrealized appreciation on investments ..........       113,376
                                                                      ---------
    Net realized and unrealized gain on investments .............       108,140
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $ 115,492
                                                                      =========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------
                                                                June 29, 1998*
                                                                    through
                                                               November 30, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income ........................................    $     7,352
Net realized gain from security transactions .................         (5,236)
Net change in unrealized appreciation on investments .........        113,376
                                                                  -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...        115,492

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
 outstanding shares (Class A) (a) ............................      2,690,576
                                                                  -----------
      TOTAL INCREASE IN NET ASSETS ...........................    $ 2,806,068
                                                                  ===========
NET ASSETS
Beginning of period ..........................................             --
                                                                  -----------

END OF PERIOD ................................................    $ 2,806,068
                                                                  ===========

(a) A summary of capital shares transactions is as follows:

                                                         June 29, 1998*
                                                            through
                                                        November 30, 1998
                                                    ----------------------------
                                                    Shares             Value
                                                    ------             -----

Shares sold ..............................           312,663        $ 3,066,611
Shares issued in reinvestment of
 distributions ...........................                --                 --
Shares redeemed ..........................           (39,100)          (376,035)
                                                 -----------        -----------
Net increase .............................           273,563        $ 2,690,576
                                                 ===========        ===========

* Commencement of operations.


See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period (Unaudited)
--------------------------------------------------------------------------------
                                                                June 29, 1998*
                                                                    through
                                                               November 30, 1998
--------------------------------------------------------------------------------

Net asset value, beginning of period ..........................      $10.00
                                                                     ------

Income from investment operations:
  Net investment income .........................................      0.03
  Net realized and unrealized gain on investments ...............      0.23
                                                                     ------
Total from investment operations ..............................        0.26
                                                                     ------
Net asset value, end of period ................................      $10.26
                                                                     ======

Total return (Sales charge not included) ......................        2.60%

Ratios/supplemental data:
Net assets, end of period (thousands) .........................      $2,806

Ratio of expenses to average net assets:
  Before expense reimbursement ..................................      7.13%+
  After expense reimbursement ...................................      2.10%+
Ratio of net investment income to average net assets:
  After expense reimbursement ...................................      0.75%+

Portfolio turnover rate .......................................        9.13%


* Commencement of operations.

+ Annualized.


See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 1998
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Liberty Freedom Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 29, 1998.

     Shares of beneficial interest of the Fund are currently divided into two classes, designated Class A Shares and Class I Shares. Each Class represents an interest in the same portfolio. During the period ended November 30, 1998, Class I was inactive.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $40,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended November 30, 1998, Liberty Bank and Trust Company (the "Advisor") maintained overall responsibility for the Fund's assets and was

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
responsible for monitoring the day-to-day activity of the Sub-Advisor, The Edgar Lomax Company. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.25% based upon the average daily net assets of the Fund. For the period ended November 30, 1998, The Edgar Lomax Company
(the "Sub-Advisor") provided the Fund with advice on buying and selling securities and managing the investments of the Fund. As compensation for its services, the Sub-Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's Class A shares to an annual operating expense of 2.10% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended November 30, 1998, the Advisor reduced its fees and absorbed Fund expenses in the amount of $49,752; no amounts were reimbursed to the Advisor.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

     The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund's Class A Shares pay a fee to the Advisor, acting as Distribution Coordinator, at an annual rate of up to 0.50% of the average daily net assets of the Fund. The expenses which the Fund may pay include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Distribution Plan will represent compensation for distribution and service

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
activities, not reimbursement for specific expenses incurred. The Distribution Plan allows excess distribution expenses to be carried forward for the following three fiscal years.

     The Trust has also adopted a Shareholder Servicing Plan (the "Servicing Plan") which provides that the Fund's Class A Shares pay a fee to the Advisor at an annual rate of up to 0.25% of the average daily net assets of the Fund, as compensation for providing, or arranging for others to provide, certain specified shareholders services to Class A shareholders. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each a "Participating Organization") out of the fees the Advisor receives from the Fund under the Servicing Plan to the extent that these Participating Organizations perform shareholder servicing functions for Class A shares owned from time to time by customers of the Participating Organization.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the period ended November 30, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,763,386 and $178,321, respectively.

                                     ADVISOR
                         Liberty Bank and Trust Company
                          4101 Pauger Street, Suite 105
                              New Orleans, LA 70122

                                   SUB-ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104